                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                              UNITRODE CORPORATION
                (Name of Registrant as Specified In Its Charter)

                              UNITRODE CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

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

                          [UNITRODE CORPORATION LOGO]

                              UNITRODE CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 7, 1999

To The Stockholders:

     The Annual Meeting of Stockholders of Unitrode Corporation, a Maryland corporation (the "Corporation"), will be held on Monday, June 7, 1999 at 11:00 a.m. at the Executive Leadership Center, Boston University School of Management, 595 Commonwealth Avenue, Boston, Massachusetts to consider and vote upon:

     1. The election of one director for a one-year term ending in 2000, the election of one director for a two-year term ending in 2001 and the election of two directors for a three-year term ending in 2002.

     2.  Approval of the Corporation's 1999 Equity Incentive Plan.

     3.  Approval of the Corporation's 1999 Employee Stock Purchase Plan.

     4. Such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on Friday, April 9, 1999 as the Record Date for determining the stockholders entitled to notice of and to vote at the meeting.

     IN ORDER THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING IN CASE YOU ARE NOT PERSONALLY PRESENT, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ADDRESSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. REGISTERED STOCKHOLDERS MAY ALSO VOTE THEIR SHARES VIA (1) A TOLL-FREE TELEPHONE CALL FROM THE U.S. AND CANADA, OR (2) THE INTERNET. THE TELEPHONE AND INTERNET VOTING PROCEDURES ARE DESIGNED TO AUTHENTICATE STOCKHOLDERS' IDENTITIES, TO ALLOW STOCKHOLDERS TO VOTE THEIR SHARES AND TO CONFIRM THAT THEIR INSTRUCTIONS HAVE BEEN PROPERLY RECORDED. THE CORPORATION HAS BEEN ADVISED BY COUNSEL THAT THE PROCEDURES WHICH HAVE BEEN PUT IN PLACE ARE CONSISTENT WITH THE REQUIREMENTS OF APPLICABLE LAW. SPECIFIC INSTRUCTIONS TO BE FOLLOWED BY ANY REGISTERED STOCKHOLDER INTERESTED IN VOTING VIA TELEPHONE OR THE INTERNET ARE SET FORTH ON THE ENCLOSED PROXY CARD.

                                            By order of the Board of Directors.

                                            ALLAN R. CAMPBELL
                                            Senior Vice President,
                                            General Counsel and Secretary

7 Continental Boulevard
Merrimack, New Hampshire 03054
April 27, 1999

                              UNITRODE CORPORATION
                            7 CONTINENTAL BOULEVARD
                         MERRIMACK, NEW HAMPSHIRE 03054

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 7, 1999

     This Proxy Statement and the enclosed form of proxy are furnished to stockholders of Unitrode Corporation, a Maryland corporation (the "Corporation" or "Unitrode"), in connection with the solicitation by the Board of Directors of proxies to be exercised at the Annual Meeting of Stockholders of the Corporation to be held Monday, June 7, 1999 at the time and place set forth in the accompanying Notice of Annual Meeting of Stockholders and at all adjournments or postponements thereof. Registered stockholders may vote their shares via (1) a toll-free telephone call from the U.S. and Canada, or (2) the internet or (3) by mailing their signed proxy card. The telephone and internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. The Corporation has been advised by counsel that the procedures which have been put in place are consistent with the requirements of applicable law. Specific instructions to be followed by any registered stockholder interested in voting via telephone or the internet are set forth on the enclosed proxy card. Any person giving the enclosed form of proxy or voting by telephone or the internet has the power to revoke it by voting in person at the Annual Meeting, by delivery of a later-dated proxy, or by giving written notice to the Secretary of the Corporation at any time before the proxy is exercised. This Proxy Statement and the enclosed form of proxy are first being sent to stockholders on or about April 27, 1999.

     The Corporation will bear the cost of solicitation of proxies. In addition to solicitation by mail, proxies may be solicited by directors, officers and employees of the Corporation, personally or by telephone, and the Corporation may reimburse brokerage firms, banks, custodians, nominees and their fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to their principals. In addition, the Corporation has retained Georgeson & Co. to assist in the solicitation of proxies. The fees of Georgeson & Co. are expected to aggregate approximately $10,000 plus reimbursement for out-of-pocket expenses.

RECORD DATE AND VOTING SECURITIES

     Only stockholders of record at the close of business on Friday, April 9, 1999 (the "Record Date") are entitled to vote at the Annual Meeting. On that date, the Corporation had outstanding 32,152,191 shares of common stock, each of which is entitled to one vote.

VOTES REQUIRED FOR APPROVAL

     The presence in person or by proxy of stockholders entitled to cast at least a majority of the votes entitled to be cast at the Annual Meeting is necessary to establish a quorum. Abstentions and broker non-votes will be counted as present or represented for purposes of determining whether a quorum is present. The election of each director requires the affirmative vote of the holders of a majority of the votes entitled to be cast at the Annual Meeting. For purposes of the election of directors, an abstention with respect to any nominee will have the same effect as a vote against that nominee. The affirmative vote of a majority of the votes cast on the proposal is required for approval of the 1999 Equity Incentive Plan, provided that the total vote cast on the proposal represents over 50 percent in interest of all securities entitled to vote on the proposal. For purposes of the vote on the Equity Incentive Plan, an abstention or a broker non-vote will have the effect of a vote against the proposal, unless holders of more than 50 percent in interest of all securities entitled to vote on the proposal cast votes, in which event neither an abstention nor a broker non-vote will have any effect on the result of the vote. The affirmative vote of a majority of all of the votes cast at a meeting at which a quorum is present is required for approval of the 1999 Employee Stock Purchase Plan. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

     Each holder of record of common stock on the Record Date is entitled to cast one vote per share of common stock held by such stockholder on each nominee for director and each proposal presented to stockholders of Unitrode at the Annual Meeting.

     As of the Record Date, directors and executive officers of Unitrode and their affiliates had the right to cast votes representing approximately 3.05 % of all votes represented by the issued and outstanding shares of common stock. Such persons have indicated to Unitrode that they intend to cast all of such votes in favor of each of the proposals listed on the proxy.

     All shares of common stock represented by properly executed proxies received prior to or at the Annual Meeting will, unless such proxies shall have been revoked, be voted in accordance with the instructions indicated therein. If no instructions are indicated on a properly executed proxy, the shares will be voted FOR each of the nominees for director named below and FOR approval of each of the other proposals listed on such proxy. Stockholders may also vote in person at the Annual Meeting even if they have previously returned a proxy card.

                             ELECTION OF DIRECTORS

     The Charter of the Corporation provides that the Board of Directors shall be divided into three classes, as nearly equal in number as possible, and that one class shall be elected each year for a term of three years. Louis E. Lataif and James T. Vanderslice are currently serving in the class of directors of the Corporation whose term expires at this Annual Meeting. Mr. Lataif and Mr. Vanderslice have been nominated for election to three-year terms which will expire in 2002. On August 3, 1998, Dietrich R. Erdmann was elected a director by the Board of Directors in the class whose term expires in 2000 to fill a vacancy on the Board created by the resignation of Kenneth Hecht as a director and to serve until the 1999 Annual Meeting of Stockholders. Also, at that time, the Board of Directors was increased from six to eight directors, and Alan R. Schuele was elected a director by the Board in the class whose term expires in 2001 and to serve until the 1999 Annual Meeting of Stockholders and Derrell C. Coker was elected a director by the Board in the class whose term expires in 1999. Mr. Coker will not stand for reelection. Mr. Erdmann has been nominated to a one-year term in the class of directors whose term will expire at the Annual Meeting of Stockholders in 2000 and Mr. Schuele has been nominated to a two-year term in the class of directors whose term will expire at the Annual Meeting of Stockholders in 2001. The persons named in the accompanying proxy will vote, unless authority is withheld, for the election of the nominees named below, to serve for the specified terms and until their successors are duly elected and qualify, or until their earlier resignation or removal. If a nominee should become unavailable for election, which is not anticipated, the persons named in the accompanying proxy will vote for such substitute as the Board of Directors may nominate.

     The following table sets forth information concerning the nominees for election and directors whose terms continue beyond the date of this Annual Meeting.

                                          YEAR FIRST     PRINCIPAL OCCUPATION, OTHER BUSINESS EXPERIENCE
                                           ELECTED A              DURING THE PAST FIVE YEARS AND
               NAME                 AGE    DIRECTOR          DIRECTORSHIPS IN OTHER PUBLIC COMPANIES
               ----                 ---   ----------     -----------------------------------------------
NOMINEES WHOSE TERMS
EXPIRE IN 2002:

Louis E. Lataif(2)(3).............  60       1995       Dean of the School of Management at Boston
                                                        University from 1991 to present. From 1981 to
                                                        1991, Vice President of Ford Motor Company.
                                                        Director of Bank Audi USA and Great Lakes Chemical
                                                        Company.

James T. Vanderslice(1)...........  58       1995       Senior Vice President and Group Executive of IBM
                                                        Corporation. Vice President and General Manager of
                                                        the IBM Corporation Storage Systems Division from
                                                        August 1995 until 1998. From 1991 to 1995, General
                                                        Manager of the IBM Corporation high-end and mid-
                                                        range system printer business.

NOMINEE WHOSE TERM
EXPIRES IN 2001:

Alan R. Schuele(3)................  53       1998       President and Chief Operating Officer of Unitrode
                                                        Corporation. From May 1997 to August 1998,
                                                        President and Chief Executive Officer of BENCHMARQ
                                                        Microelectronics, Inc. Prior to 1997, various
                                                        senior executive positions at Crystal
                                                        Semiconductor, Inc. and Motorola Inc. Director of
                                                        XeTel Corporation.

NOMINEE WHOSE TERM
EXPIRES IN 2000:

Dietrich R. Erdmann(1)............  61       1998       Associate of Sevin Rosen Partners, a venture
                                                        capital firm. Marketing consultant serving Sevin
                                                        Rosen funds in Europe.

DIRECTOR WHOSE TERM
EXPIRES IN 2000:

Robert J. Richardson(3)...........  53       1997       Chairman and Chief Executive Officer of Unitrode
                                                        Corporation since August 1998. President and Chief
                                                        Executive Officer of Unitrode Corporation from
                                                        November 1997 to August 1998. Various senior
                                                        executive positions at Silicon Valley Group, Inc.
                                                        from 1992 to November 1997. Member, Board of
                                                        Trustees, Southern New Hampshire Medical Center.

                                          YEAR FIRST     PRINCIPAL OCCUPATION, OTHER BUSINESS EXPERIENCE
                                           ELECTED A              DURING THE PAST FIVE YEARS AND
               NAME                 AGE    DIRECTOR          DIRECTORSHIPS IN OTHER PUBLIC COMPANIES
               ----                 ---   ----------     -----------------------------------------------
DIRECTORS WHOSE TERMS
EXPIRE IN 2001:

William W. R. Elder(2)............  60       1998       Chairman, President and Chief Executive Officer of
                                                        Genus Inc., a company engaged in the design and
                                                        manufacturing of capital equipment for advanced
                                                        semiconductor manufacturing. Director of
                                                        Align-Rite International, Inc.

Robert L. Gable(3)................  68       1988       Chairman of the Board of Directors of Unitrode
                                                        Corporation until August 1998; Chief Executive
                                                        Officer of Unitrode Corporation from 1990 until
                                                        November 1997. President of Unitrode Corporation
                                                        from 1992 to January 1996. Director of New England
                                                        Business Services, Inc. and Ibis Technologies,
                                                        Inc.

---------------
(1) Member of the Audit Committee.

(2) Member of the Executive Compensation Committee.

(3) Member of the Executive Committee.

                   BOARD MEETINGS AND COMMITTEES OF THE BOARD

     The Board of Directors has an Audit Committee, Executive Compensation Committee and Executive Committee.

     All members of the Audit Committee are non-employee directors. The principal functions of the Audit Committee are to review, with the Corporation's independent accountants, the scope of the audit for each year, the results of the audit when completed, the recommendations of the auditors and responses thereto by management and the auditors' fees for services performed, taking into account the relationship of audit and non-audit professional fees. The Audit Committee also reviews, with management, matters brought to its attention by the auditors relating to accounting systems, including internal accounting controls and financial reporting. The Audit Committee met twice during the last fiscal year.

     All members of the Executive Compensation Committee are non-employee directors. The Executive Compensation Committee serves as the administrator of all of the Corporation's benefit plans other than the Unitrode Profit Sharing/401(k) Savings Plan. The Executive Compensation Committee reviews the compensation of the Corporation's officers and recommends action to the Board with respect to such officers' compensation, including salary adjustments and the award of any cash bonuses. The Executive Compensation Committee also awards restricted stock and grants of stock options under the Corporation's restricted stock and stock option plans. The Executive Compensation Committee met twelve times during the last fiscal year and performed other functions by unanimous written consent in lieu of a meeting.

     The Executive Committee has all of the powers of the Board of Directors, except as prohibited by applicable law. There were no meetings of the Executive Committee during the last fiscal year.

     During the fiscal year, there were twelve meetings of the Board of Directors. All of the Directors attended all of the meetings of the Board and of committees of which they were members, other than Mr. Vanderslice who attended more than 80% of the aggregate number of meetings of the Board and committees on which he served.

                     DIRECTORS' FEES AND OTHER REMUNERATION

     Non-employee Directors of the Corporation are paid an annual fee of $17,000, a fee of $2,500 for each day the Director participates in person in a meeting of the Board and/or of any committee, $500 for participation in any such meeting by telephone conference call, and reimbursement of expenses for attendance at meetings. Non-employee Directors also receive grants of stock options under the Corporation's Amended and Restated 1986 Non-Employee Directors Stock Option Plan. Each non-employee Director is automatically granted an option to acquire 2,000 shares of the Corporation's common stock on the date of his appointment or election to the Board of Directors. Following the initial grant, each then-current non-employee Director is automatically granted an option for 2,000 shares on the date of each annual meeting of the stockholders of the Corporation. Options are granted at fair market value on the date of the grant and become exercisable in full in six months from the date of the grant.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth as of April 9, 1999, those persons known to the Corporation to be beneficial owners of more than five percent of the outstanding shares of common stock of the Corporation. Unless otherwise indicated, the persons named below have sole voting and investment power over the shares listed below:

                                                                   AMOUNT AND
                    NAME AND ADDRESS OF                            NATURE OF         PERCENT
                         BENEFICIAL                                BENEFICIAL           OF
                           OWNER                                   OWNERSHIP          CLASS
                    -------------------                            ----------        -------
Oppenheimer Capital.........................................    3,878,147 shares(1)    12.06%
  Oppenheimer Tower
  World Financial Center
  New York, NY 10281

United States Trust Company of New York.....................    1,784,768 shares(2)     5.55%
  114 West 47th Street
  New York, NH 10036-1532

Westport Asset Management, Inc..............................    1,803,200 shares(3)     5.61%
  253 Riverside Avenue
  Westport, CT 06880

---------------
(1) Based upon a Schedule 13G filed with the Securities and Exchange Commission on February 11, 1999 by Oppenheimer Capital and/or certain investment advisory clients or discretionary accounts which states that, as of December 31, 1998, such entities had shared voting and disposition powers with respect to these shares.

(2) Based upon a Schedule 13G filed with the Securities and Exchange Commission on February 12, 1999 which states that, as of December 31, 1998, U.S. Trust Company had shared voting and disposition power with respect to these shares via either a trust/fiduciary capacity and/or a portfolio management/agency relationship.

(3) Based upon a Schedule 13G filed with the Securities and Exchange Commission on February 16, 1999 which states that, as of February 16, 1999, Westport Asset Management, Inc. had sole voting and disposition power with respect to 6,000 of such shares and shared voting and disposition power with respect to 1,797,200 of such shares.

                       SECURITIES OWNERSHIP OF MANAGEMENT

     The following information is furnished as of April 9, 1999 with respect to shares of common stock of the Corporation beneficially owned by each Director, by each of the named executive officers, and by all directors and officers as a group. Unless otherwise indicated, the individuals named had sole voting and investment power over the shares listed.

                                                                 SHARES        PERCENT OF
                                                              BENEFICIALLY    OUTSTANDING
                            NAME                                OWNED(1)      COMMON STOCK
                            ----                              ------------    ------------
Derrell C. Coker............................................     114,725             *
William W. R. Elder.........................................       4,000             *
Dietrich R. Erdmann.........................................     609,212          1.89%
Robert L. Gable.............................................     288,500             *
Louis E. Lataif.............................................       8,000             *
Robert J. Richardson........................................     162,500(2)          *
Alan R. Schuele.............................................     300,000             *
James T. Vanderslice........................................      16,000             *
Allan R. Campbell...........................................     248,400(3)          *
Raymond G. Hawkins..........................................      31,000             *
All officers and directors as a group (13 persons)..........   1,937,997          6.03%

---------------
  * Percentage is less than 1% of the total number of outstanding shares of common stock of the Corporation.

(1) Includes shares subject to options exercisable within 60 days from April 9, 1999 for the purchase of the following numbers of shares: Mr. Coker 41,950 shares; Mr. Elder 4,000 shares; Mr. Erdmann 4,000 shares; Mr. Gable 200,000 shares; Mr. Lataif 8,000 shares; Mr. Richardson 112,500 shares; Mr. Schuele 300,000 shares; Mr. Vanderslice 16,000 shares; Mr. Campbell 127,650 shares; Mr. Hawkins 25,000 shares; and all officers and directors as a group, 957,600 shares. Also includes as to all officers and directors as a group an aggregate of 32,000 shares which are subject to reconveyance or forfeiture.

(2) Includes 32,000 shares in the case of Mr. Richardson which are subject to reconveyance or forfeiture.

(3) Includes 1,000 shares held by Mr. Campbell's spouse, as to which Mr. Campbell disclaims beneficial ownership.

                      BOARD COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

INTRODUCTION

     The Board of Directors of the Corporation has an Executive Compensation Committee (the "Committee") consisting of the directors whose names are set forth below this report. Each member of the Committee is a "non-employee director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). This report, prepared by the Committee, sets forth Unitrode's compensation policies for the fiscal year ended January 31, 1999, as such policies affected Unitrode's executive officers.

COMPENSATION POLICY

     It is the policy of the Committee to link the compensation of the Corporation's executive officers with the achievement of both corporate performance objectives and individual objectives related to the executive officers' specific areas of responsibility. It is also the policy of the Committee to set executive compensation at levels it believes are consistent and competitive with other companies in the semiconductor industry and at levels that it believes will enable the Corporation to attract and retain superior executive talent.

     The Committee also believes that ownership of the Corporation's stock by management is an effective means of aligning the interests of the stockholders and management in the enhancement of stockholder value. For this reason, the Committee has used in the past and expects in the future to continue to use the

Corporation's stock option plans and restricted stock grants to encourage equity ownership by management in the Corporation and to provide added long-term incentive to management to work for the continued growth and success of the Corporation.

RELATIONSHIP OF COMPENSATION TO COMPANY PERFORMANCE

     The compensation of the executive officers for the fiscal year ended January 31, 1999 included base salary and the potential for annual variable performance incentives earned under the Corporation's Management Bonus Program (the "Management Bonus Program"). In addition, the Committee granted stock options under the 1992 Employee Stock Option Plan. Total annual cash compensation varies each year based upon achievement of Company financial performance goals approved by the Board of Directors, achievement of agreed-upon individual performance goals and changes in base salary.

     Base salaries are targeted to be competitive with other companies in the Corporation's industry. Management examines salary survey data published by the American Electronics Association for executives with similar responsibilities in electronics companies and recommendations are made to the Committee and the Board of Directors. Individual base salaries are then set or adjusted by the Committee, subject to ratification by the Board of Directors, based on experience, sustained performance and comparisons to peers inside and outside the Corporation.

     The financial performance goal upon which payments under the Management Bonus Program are based is earnings per share for the Corporation. Subjective performance criteria encompass evaluation of each executive officer's initiative and contribution to overall corporate performance, managerial ability, performance on special projects undertaken and performance against previously agreed-upon management objectives.

     In order for an executive to be eligible for any payment under the Management Bonus Program, certain earnings-per-share thresholds must be met. Payments under the Management Bonus Program to the executive officers for the fiscal years ended January 31, 1997, 1998 and 1999 were made as indicated in the Summary Compensation Table included in this Proxy Statement and were based on the Committee's determination, in February 1997 and 1998 and in March 1999, of the levels of attainment of the goals described above which had been established by the Committee in February 1996, 1997 and 1998, respectively. No payments were made to the executive officers under the Management Bonus Program for the year ended January 31, 1999.

     Long-term incentives applicable to the executive officers consist of stock awards made under the Corporation's 1984 Restricted Stock and Cash Bonus Plan (the "Restricted Stock Plan"), a restricted stock grant to Mr. Richardson and stock option grants made under the Corporation's 1983 and 1992 Employee Stock Option Plans. The Restricted Stock Plan provides for the award of so-called "restricted stock" which may not be transferred, with restrictions on transfer lapsing for 20% of the grant for each year that the grantee remains employed by the Corporation. Shares upon which restrictions have not lapsed are required to be reconveyed to the Corporation if the executive's employment with the Corporation is terminated. The Restricted Stock Plan has expired. Mr. Richardson's grant of restricted stock is subject to conditions similar to those contained in the Restricted Stock Plan, although the grant was made outside the Restricted Stock Plan. Stock option grants provide the right to purchase shares of the Corporation's common stock at the fair market value of such stock as of the date of grant. Each stock option becomes exercisable in four equal installments. The number of options granted is determined at the discretion of the Committee. Generally, the higher the level of the executive officer, the greater number of options granted. The Committee believes that the number of shares covered by each grant reflects competitive industry practice, rewards recipients for contribution to improvements in corporate performance, provides an incentive for future performance and serves to align the interests of the executive officers with the interests of all stockholders in the creation of stockholder value.

     The Corporation has adopted the Unitrode Corporation Profit Sharing/401(k) Savings Plan, which is a broad-based employee benefit plan in which all regular employees are eligible to participate. Under the profit-sharing portion of the plan, the Corporation makes an annual contribution to the plan's trust fund for the account of a participant based upon the profit performance of the Corporation. Under the 401(k) portion of the plan, the Corporation matches 50% of an employee's contributions up to 4 percent of the employee's annual eligible compensation as determined in accordance with the plan. The executive officers participate in certain other broad-based benefit plans in which benefits are not directly or indirectly tied to the Corporation's performance.

MR. RICHARDSON'S COMPENSATION FOR THE FISCAL YEAR ENDED JANUARY 31,
1999

     On November 11, 1997, Mr. Richardson joined Unitrode and was elected President and Chief Executive Officer and a director. On August 3, 1998, Mr. Richardson was named Chairman of the Board of Directors. At that time, he relinquished the position of President. Mr. Richardson's base salary for the fiscal year ended January 31, 1999 was $360,000 per annum. He was also designated a participant in the Management Bonus Program for that year. During the year, he was awarded options to purchase 200,000 shares of Unitrode Common Stock at an exercise price of $13.50 (the fair market value of Unitrode's stock on the date of the grant). No bonuses were paid under the Management Bonus Plan for the fiscal year ended January 31, 1999, and Mr. Richardson received no base salary adjustment during the year.

     In determining Mr. Richardson's compensation package as Chairman and Chief Executive Officer, the Committee considered such factors as comparable compensation of chief executive officers at similarly-sized semiconductor companies, Mr. Richardson's skills and experience, and the compensation necessary to attract and retain an executive of Mr. Richardson's talent and experience to Unitrode.

                                            Respectfully submitted,

                                            LOUIS E. LATAIF, Chairman
                                            WILLIAM W. R. ELDER

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

     The following table shows, as to the Chief Executive Officer and each of the five other most highly compensated executive officers, information concerning compensation paid for services to the Corporation in all capacities during the fiscal year ended January 31, 1999, as well as compensation paid to each such individual for the Corporation's two previous fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                             ANNUAL COMPENSATION              COMPENSATION AWARDS
                                     ------------------------------------    ----------------------
                             FY                              OTHER ANNUAL    RESTRICTED     NUMBER      ALL OTHER
         NAME AND           ENDED                            COMPENSATION      STOCK          OF       COMPENSATION
    PRINCIPAL POSITION      1/31      SALARY      BONUS          (2)           AWARDS      OPTIONS         (3)
    ------------------      -----    --------    --------    ------------    ----------    --------    ------------
Robert J. Richardson(1)...  1999     $353,352    $      0      $216,564            --      200,000       $ 9,387
  Chairman & Chief          1998     $ 82,500    $116,000            --        50,000      450,000       $     0
  Executive Officer

Robert L. Gable(1)........  1999     $169,349    $      0      $      0            --            0       $ 8,460
  Former Chairman of the    1998     $220,000    $238,524      $108,216            --            0       $18,183
  Board...................  1997     $220,000    $      0      $ 66,710            --            0       $11,113

Alan R. Schuele(1)........  1999     $125,004    $      0      $      0            --      150,000       $ 2,100
  President & Chief
  Operating Officer

Raymond G. Hawkins(1).....  1999     $146,966    $      0      $      0            --      100,000       $ 2,400
  Executive Vice
  President, Sales &
  Marketing

Cosmo S. Trapani(1).......  1999     $206,237    $      0      $      0            --       25,000       $ 6,060
  Former Executive Vice     1998     $207,333    $227,682      $ 10,012            --       27,000       $17,367
  President & Chief         1997     $199,000    $      0      $ 17,374            --       40,000       $10,444
  Financial Officer

Allan R. Campbell.........  1999     $173,871    $      0      $      0            --       25,000       $ 5,730
  Senior Vice President,    1998     $174,667    $191,903      $ 10,012            --       22,800       $17,077
  General Counsel &         1997     $167,750    $      0      $ 17,374            --       40,000       $10,242
  Secretary

---------------
(1) Mr. Gable resigned as Chairman of the Board of Directors of the Corporation on August 3, 1999; Mr. Richardson was elected Chairman and Chief Executive Officer on August 3, 1999 and was, prior to that time, President and Chief Executive Officer of the Corporation. Mr. Schuele was elected President and Chief Operating Officer of the Corporation on August 3, 1998. Mr. Hawkins was elected Executive Vice President, Sales and Marketing, on May 6, 1998. Mr. Trapani resigned as Executive Vice President and Chief Financial Officer on January 31, 1999.

(2) Amounts paid were bonuses based on taxes incurred on vesting of restricted stock pursuant to the Corporation's 1984 Restricted Stock and Cash Bonus Plan, except in the case of Mr. Richardson where the amount paid was for relocation expenses.

(3) "All Other Compensation" includes profit sharing and matching contributions made to the Corporation's Profit Sharing/401(k) Savings Plan.

OPTION GRANTS

     The Corporation's 1983 Stock Option Plan and 1992 Employee Stock Option Plan provide for the grant of options to officers and key employees of the Corporation. Options granted under the plans may be either "non-qualified options" or "incentive stock options". The exercise price is determined by the Executive Compensation Committee and may not be less than 100% of the fair market value of the common stock of the Corporation on the date of the grant of the options. The options expire not more than ten years from the date of the grant, and may be exercised only while the optionee is employed by the Corporation, or within one year after death or disability or within sixty days after termination of employment. The Executive Compensation Committee may determine when options granted may be exercisable. Options are normally granted to be exercisable at the rate of one-quarter of the grant per year, commencing six months or one year from the date of the grant. In the event of a change of control of the Corporation, the Board of Directors may make all options immediately vested and exercisable. As of April 27, 1992, no further options were granted under the 1983 Stock Option Plan.

     The following table shows, as to the individuals named in the Summary Compensation Table above, information concerning stock options granted during the fiscal year ended January 31, 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                          INDIVIDUAL GRANTS
                          --------------------------------------------------      POTENTIAL REALIZABLE
                                       % OF TOTAL                                  VALUES AT ASSUMED
                                         OPTIONS                                  ANNUAL RATE OF STOCK
                           NUMBER      GRANTED TO                                PRICE APPRECIATION FOR
                             OF         EMPLOYEES                                    OPTION TERM(1)
                           OPTIONS      IN FISCAL     EXERCISE    EXPIRATION    ------------------------
          NAME             GRANTED        YEAR         PRICE         DATE           5%           10%
          ----            ---------    -----------    --------    ----------    ----------    ----------
Robert J. Richardson....   200,000        9.69%       $  13.50      8/3/08      $1,698,015    $4,303,105
Robert L. Gable.........         0          --              --          --              --            --
Alan R. Schuele.........   150,000        7.27%       $  13.50      8/3/08      $1,273,512    $3,227,328
Raymond G. Hawkins......   100,000        4.84%       $16.0313      5/6/08      $1,008,200    $2,554,976
Cosmo S. Trapani........    25,000        1.21%       $  13.50      8/3/08      $  212,252    $  537,888
Allan R. Campbell.......    25,000        1.21%       $  13.50      8/3/08      $  212,252    $  537,888

---------------

(1) The 5% and the 10% assumed rates of appreciation, using the stock price as of the date of grant as the basis, are mandated by the rules of the Securities and Exchange Commission and do not represent the Corporation's estimate or projection of the future value of the Corporation's common stock.

OPTION EXERCISES AND YEAR-END VALUES

     The following table shows, as to the individuals named in the Summary Compensation Table above, information concerning stock options exercised during the fiscal year ended January 31, 1999.

                         AGGREGATED OPTION EXERCISES IN
               LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                                             VALUE OF
                                                              NUMBER OF                     UNEXERCISED
                             SHARES                      UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS
                           ACQUIRED ON                      AT FY END(#)                     AT FY END
                            EXERCISE      VALUE      ---------------------------    ---------------------------
          NAME                 (#)       REALIZED    EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
          ----             -----------   --------    -----------   -------------    -----------   -------------
Robert J. Richardson.....         0      $      0      112,500        537,500       $        0      $481,260
Robert L. Gable..........     4,000      $ 52,500      200,000              0       $   87,500      $      0
Alan R. Schuele..........         0      $      0      300,000        150,000       $  328,140      $360,945
Raymond G. Hawkins.......         0      $      0            0        100,000       $        0      $      0
Cosmo S. Trapani.........    16,400      $ 83,150       80,350         65,250       $  489,402      $ 93,284
Allan R. Campbell........    12,000      $104,625      123,700         62,100       $1,010,502      $ 93,284

                      APPROVAL OF THE UNITRODE CORPORATION
                           1999 EQUITY INCENTIVE PLAN

     Background. On April 22, 1999, the Unitrode Board adopted, subject to stockholder approval, the Unitrode Corporation 1999 Equity Incentive Plan (the "Plan"). The purpose of the Plan is to provide a means by which selected employees and directors of the Corporation may be given an opportunity to benefit from increases in value of the stock of the Corporation through the granting of (i) incentive stock options; (ii) non-qualified stock options; (iii) rights to purchase restricted stock; (iv) and stock appreciation rights, on such terms and conditions as the Corporation's Executive Compensation Committee may determine. The Corporation believes that the Plan is necessary to retain the services of persons who are now employees or directors of the Corporation, and to attract, hire and retain high-quality people to the Corporation. The Corporation believes that the competition for talented people in the semiconductor industry is intense and that all the companies with which the Corporation competes for employee and director talent offer equity participation to such individuals. The Board expects that the Plan will enable the Corporation to effectively compete for the people it needs by creating the opportunity to participate in the success of the Corporation, while aligning the interests of these people with the interests of the stockholders of the Corporation.

     The Corporation currently has in effect the following stock option plans:
(I) the Unitrode Corporation 1992 Employee Stock Option Plan, as amended; (ii) the Benchmarq Microelectronics, Inc. 1989 Stock Option Plan; (iii) the Benchmarq Microelectronics, Inc. 1995 Flexible Stock Option Plan; and (iv) the Unitrode Corporation Amended and Restated 1986 Non-employee Director Option Plan (the "Prior Plans"). The Board believes that it is advisable to replace the Prior Plans with the Plan in order to provide a unified vehicle with flexible features for the grant of equity-based incentives. Upon approval of the Plan, all shares available for grant under the Prior Plans would be transferred to the Plan, and no further grants would be made under the Prior Plans. See "Available Shares; Types of Awards" below.

     The full text of the Plan is set forth as Appendix A to this Proxy Statement. Reference should be made to the Plan for a complete statement of the provisions summarized on the following pages, which summary is qualified by reference to the full text of the Plan. The following is a summary of certain provisions of the Plan.

     Administration. The Plan provides for administration by a committee appointed by the Board of Directors of the Corporation (the "Committee") comprised of not fewer than two members of the Board, each of whom must be a non-employee director within the meaning of Rule 16b-3 under the Securities and Exchange Act of 1934 and an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee shall have the power under the Plan to determine which of the persons eligible under the Plan shall be granted a Stock Award pursuant to the Plan, which may include an Incentive Stock Option ("ISO"), a nonqualified stock option ("NQSO"), a right to purchase restricted stock, a stock appreciation right, or a combination of the foregoing. The Committee may also determine the provisions of each Stock Award under the Plan and the number of shares with respect to which Stock Awards shall be granted. The Committee shall also have the power to construe and interpret the Plan and Stock Awards granted under it and to establish, amend and revoke rules and regulations for the Plan's administration.

     Eligibility for Participation. All employees of the Corporation or of any of its subsidiaries and directors of the Corporation are eligible to be selected to participate in the Plan. The selection of recipients from among employees and directors is within the discretion of the Committee.

     Available Shares; Types of Awards. The number of shares of stock that may be issued pursuant to Stock Awards under the Plan is equal to (i) 1,800,000 shares of the Corporation's Common Stock, $.01 par value per share; and (ii) any shares of the Corporation's Common Stock available, as of the date of approval of the Plan by the stockholders, for future awards under the Prior Plans. As of April 9, 1999, there were outstanding under the Prior Plans options to purchase 5,580,361 shares of the Corporation's Common Stock at a weighted average option price of $ 14.3476 per share with expiration dates ranging from March 15, 1999 to March 3, 2009. As of April 9, 1999, there were 1,351,418 shares of the Corporation's Common Stock available for grant under the Prior Plans. On April 9, 1999, the average of the high and low prices of the Corporation's Common Stock was $ 15.0625. As of the date that the Plan is approved by the stockholders, no further grants will be made under the Prior Plans.

     The following table shows as to the named executive officers of the Corporation who hold options under the Prior Plans, as to the current executive officers and directors who are not executive officers as a group, and as to all non-officer employees of the Corporation as a group (i) the number of shares covered by options granted between January 1, 1990 and April 9, 1999 and the weighted average per share option price thereof and (ii) the number of shares acquired during such period upon the exercise of options and the net value realized upon such exercise.

                           OPTIONS UNDER PRIOR PLANS

                                                      GRANTED                    EXERCISED
                                                  JANUARY 1, 1990             JANUARY 1, 1990
                                                 TO APRIL 9, 1999             TO APRIL 9, 1999
                                             -------------------------    ------------------------
                                             NUMBER OF      WEIGHTED      NUMBER OF
                                             SHARES OF    AVERAGE PER     SHARES OF     AGGREGATE
                                              COMMON      SHARE OPTION     COMMON       NET VALUE
                                               STOCK         PRICE          STOCK      REALIZED(1)
                                             ---------    ------------    ---------    -----------
Robert J. Richardson.......................    650,000      $20.8342              0              0
Robert L. Gable............................    400,000      $ 8.9297        204,000    $ 2,537,311
Alan R. Schuele............................    450,000      $14.3750              0              0
Raymond G. Hawkins.........................    100,000      $16.0313              0              0
Cosmo S. Trapani...........................    282,000      $ 8.2203        161,400    $ 1,326,683
Allan R. Campbell..........................    277,800      $ 8.0753        103,750    $ 1,117,525
All current executive officers as a group
  (9 persons)..............................  2,520,800      $13.0119        539,150    $ 6,051,219
All current directors who are not executive
  officers as a group (5 persons)..........     81,950      $12.6724              0              0
Non-Officer employees as a group (1,109
  persons).................................  5,212,920      $12.8775      2,842,617    $19,837,995

---------------

(1) Represents the difference between the option price and the fair market value of the shares of Unitrode Common Stock acquired as of the date of exercise.

     As more fully described below, the Plan provides for the grant of stock options, including ISOs and NQSOs, stock appreciation rights ("SARs"), a right to purchase restricted stock, or a combination of the foregoing.

     Stock Options and SARs. Each NQSO and ISO shall entitle the holder to purchase a specified number of shares of Common Stock as determined by the Committee. The exercise price of each ISO and NQSO granted under the Plan is set by the Committee at the time each ISO and NQSO is granted and shall not be less than the fair market value of a share of Common Stock on the date on which such ISO or NQSO is granted. The exercise price may be paid (i) in cash, or (ii) at the discretion of the Committee, either at the time of the grant or the exercise of the option, (A) by delivery of other Common Stock of the Corporation, (B) according to a deferred payment or other arrangement, or (C) any other form of legal consideration that may be acceptable to the Committee. In any deferred payment or other arrangement, including a promissory note, the stock so acquired shall be pledged to the Corporation as security for payment. An ISO or NQSO may be exercisable for a term established by the Committee, but in no event to exceed ten years.

     The Committee may grant SARs, which entitle the recipient to receive a payment equal to the excess of the fair market value on the date of exercise of a stated number of shares of Common Stock over the exercise price specified in an option or SAR agreement. The payment may be made in cash or in shares of the Corporation's Common Stock, or partly in cash and partly in shares, at the discretion of the Committee. SARs may be granted in tandem with options, in which case the option is cancelled to the extent the tandem SAR is exercised and the tandem SAR is cancelled to the extent the related option is exercised, or as free-standing SARs.

     ISOs and SARs granted under the Plan are not transferable otherwise than by will or under the laws of descent and distribution. A NQSO may be transferable to the extent specified in an option agreement, on such terms as the Committee may determine in its discretion. Options and SARs are cancelled upon termination of employment or the option holder ceasing to be a director, except that exercise after termination is permitted in certain cases, including those instances when employment or directorship terminates because of the recipient's retirement, death or disability.

     Restricted Stock Purchases. The Committee may award the right to purchase restricted stock under the Plan. The purchase price for restricted stock shall be such amount as the Committee shall determine. The purchase price of stock acquired shall be paid either: (i) in cash at the time of purchase, (ii) at the discretion of the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold, or (iii) in any other form of legal consideration that may be acceptable to the Committee in its discretion. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Corporation in accordance with a vesting schedule to be determined by the Committee. In the event that the holder of stock so awarded or purchased terminates continuous status as an employee or director, the Corporation will repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination.

     Certain Federal Income Tax Consequences. A recipient recognizes no taxable income at the time a stock option is granted under the Plan. With regard to NQSOs, ordinary income is recognized by the recipient at the time of his or her exercise of an option. The amount of income recognized is equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Tax withholding is required on such income. When a recipient disposes of shares acquired upon exercise, the excess over the fair market value of the shares on the date of the exercises will be treated as long- or short-term capital gain, depending upon the holding period of the shares; and if the amount received is less than the fair market value of the shares on the date of exercise, the difference will be treated as long- or short-term capital loss, depending upon the holding period of the shares.

     With regard to ISOs, no income is recognized by a recipient upon exercise. However, the excess of the fair market value of the shares received on exercise over the exercise price is an adjustment to the recipient's taxable income for purposes of computing the recipient's alternative minimum taxable income. Assuming compliance with applicable holding period requirements, a recipient realizes long-term capital gain or loss when he or she disposes of his or her shares, measured by the difference between the exercise price and the amount received for the shares at the time of disposition. If the recipient disposes of shares acquired by the exercise of the option before the expiration of at least one year from the date of exercise and two years from the date of grant of the option, any amount realized from such disqualifying disposition is taxable as ordinary income in the year of disposition to the extent that the lesser of (i) fair market value of the shares received on the date the option was exercised or
(ii) the amount realized upon such disposition exceeds the exercise price. Any amount realized in excess of fair market value of the shares received on the date of exercise will be treated as long- or short-term capital gain, depending upon the holding period of the shares. If the amount realized upon such disposition is less than the exercise price, the difference is treated as long- or short-term capital loss, depending upon the holding period of the shares.

     Participants who exercise SARs will recognize ordinary income at the time of exercise equal to the amount of the payment to which they are entitled upon exercise, regardless of whether such amount is paid in cash or shares.

     No deduction is allowed to the Corporation for federal income tax purposes at the time of grant of a NQSO or at the time of grant or exercise of an ISO. The Corporation is entitled to a deduction for federal income tax purposes at the same time and in the same amount as the recipient is considered to have recognized ordinary income in connection with the exercise of a NQSO or SAR. In the event of a disqualifying disposition of shares received upon exercise of an ISO, the Corporation is entitled to a deduction for the amount taxable to the recipient as ordinary income.

     The receipt of the right to purchase restricted stock does not result in compensation income to the participant or a deductible expense for the Corporation until the restrictions on the transfer of the stock lapse or it is no longer subject to a substantial risk of forfeiture. At the time restrictions on the transfer of such stock lapse or when there is no longer a substantial risk of forfeiture of such stock, the holder thereof will be subject to tax at ordinary income rates on the fair market value of such stock on the date restrictions lapse, reduced by any amount the holder may have paid for the stock. The Corporation will be entitled to a deduction to the extent of the amount taxed to the participant at the time such amounts become taxable. The amount deductible by the Corporation may be equal to, greater than, or less than the amount accrued as compensation expense in the financial statements. The resulting difference, if any, in income tax benefit realized versus compensation expense amortized will be charged or credited to capital in excess of par value. Alternatively, participants may elect to recognize ordinary income on the date the restricted shares are acquired equal to the fair market value of the shares under Section 83(b) of the Code, in which case the Corporation will be entitled to a deduction at the time of such election. If a participant elects to recognize ordinary income upon the receipt of restricted shares, the fair market value of such shares shall be determined without regard to restrictions imposed by the Plan. The participant's tax basis will be increased by the amount recognized as ordinary income upon such election. If such election is made, when restrictions on transfer of the stock lapse no income will be recognized by the participant, and no deduction may be taken by the Corporation.

     Compliance with Section 162(m). The Plan should allow certain ISOs, NQSOs and performance-based awards granted under the Plan to be treated as qualified performance-based compensation under Section 162(m) of the Code. However, the Committee may, from time to time, award compensation that is not performance-based and accordingly, may not be deductible as a result of the limit on deductions set forth in Code Section 162(m).

     Amendment. The Committee may amend, suspend or terminate the Plan at any time. However, except pursuant to the anti-dilution provisions of the Plan, no amendment shall be effective unless approved by the stockholders of the Corporation, to the extent that stockholder approval is required for the Plan to satisfy the provisions of Sections 422 and 162(m) of the Code, Rule 16b-3 under the Exchange Act or New York Stock Exchange listing requirements.

     Board Recommendation. The Board of Directors has approved the Plan and unanimously recommends that the stockholders vote FOR its approval.

                      APPROVAL OF THE UNITRODE CORPORATION
                       1999 EMPLOYEE STOCK PURCHASE PLAN

     Background. The Unitrode Corporation 1999 Employee Stock Purchase Plan (the "Purchase Plan") allows the Corporation to encourage stock ownership by its employees who reside in the United States. On April 22, 1999, the Board of Directors adopted, subject to stockholder approval, the Purchase Plan. The Board of Directors believes it is in the best interests of the Corporation to encourage stock ownership by its employees. The full text of the Purchase Plan is set forth as Appendix B to this Proxy Statement. Reference should be made to the Purchase Plan for a complete statement of the provisions summarized in these pages.

     Administration and Eligibility. The Purchase Plan is administered by the Executive Compensation Committee of the Board of Directors which is authorized to decide questions of eligibility and to make rules and regulations for the administration and interpretation of the Purchase Plan.

     All U.S. employees employed by the Corporation or its subsidiaries on the applicable offering commencement date are eligible to participate in the Purchase Plan.

     Offerings under the Plan will be made semi-annually with offerings to commence on January 1 and July 1. During each offering, the maximum number of shares which may be purchased by a participating employee is determined on the first day of the offering period under a formula whereby 85% of the market value of a share of Common Stock on the first day of the offering period is divided into an amount equal to that percentage of such employee's current base salary for the period that he/she has elected to have withheld (but not in any case in excess of 10%), provided, however, that no employee may purchase more than 1,000 shares during any one offering. An employee may elect to have up to 10% deducted from his or her regular salary (as adjusted) for this purpose. The price at which the employee's option is exercised is the lower of (i) 85% of the closing price of the Common Stock on the New York Stock Exchange on the day that an offering commences or (ii) 85% of the closing price on the day that the offering terminates.

     Amendment of the Purchase Plan. The Board of Directors may modify or amend the Purchase Plan in any respect without stockholder approval, unless such stockholder approval is required (i) under Section 423 of the Code, (ii) under Rule 16b-3 of the Securities Exchange Act of 1934, or (iii) under New York Stock Exchange listing requirements.

     Federal Income Tax Consequences. The following is a summary of the United States federal income tax consequences that generally will arise with respect to purchases made under the Purchase Plan and with respect to the sale of Common Stock acquired under the Purchase Plan.

          Tax Consequences to Participants. In general, a participant will not recognize taxable income upon enrolling in the Purchase Plan or upon purchasing shares of Common Stock at the end of an offering. Instead, if a participant sells Common Stock acquired under the Purchase Plan at a sale price that exceeds the price at which the participant purchased the Common Stock, then the participant will recognize taxable income in an amount equal to the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock. A portion of that taxable income will be ordinary income, and a portion may be capital gain.

          If the participant sells the Common Stock more than one year after acquiring it and more than two years after the date on which the offering commenced (the "Grant Date"), then the participant will be taxed as follows. If the sale price of the Common Stock is higher than the price at which the participant purchased the Common Stock, then the participant will recognize ordinary compensation income in an amount equal to the lesser of:

             (i) fifteen percent of the fair market value of the Common Stock on the Grant Date; or

             (ii) the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock.

          Any further income will be long-term capital gain. If the sale price of the Common Stock is less than the price at which the participant purchased the Common Stock, then the participant will recognize long-term capital loss in an amount equal to the excess of the price at which the participant purchased the Common Stock over the sale price of the Common Stock.

          If the participant sells the Common Stock within one year after acquiring it or within two years after the Grant Date (a "Disqualifying Disposition"), then the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the price at which the participant purchased the Common Stock. The participant will also recognize capital gain in an amount equal to the excess of the sale price of the Common Stock over the fair market value of the Common Stock on the date that it was purchased, or capital loss in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the sale price of the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the Common Stock for a shorter period.

          Tax Consequences to the Company. The offering of Common Stock under the Purchase Plan will have no tax consequences to the Company. Moreover, in general, neither the purchase nor the sale of Common Stock acquired under the Purchase Plan will have any tax consequences to the Company except that the Company will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon making a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

     Board Recommendation. The Board of Directors has approved the Purchase Plan and unanimously recommends that the stockholders vote FOR its approval.

                               PERFORMANCE GRAPH

     The following graph shows a five-year comparison of cumulative total stockholder returns for the Corporation, the Standard & Poor's 500 Stock Index and the Standard & Poor's Electronics (Semiconductors) Index.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                 AMONG UNITRODE CORPORATION, THE S&P 500 INDEX
                 AND THE S&P ELECTRONICS (SEMICONDUCTORS) INDEX

                                                                                                             S&P ELECTRONICS
                                                  UNITRODE CORPORATION               S&P 500                (SEMICONDUCTORS)
                                                  --------------------               -------                ----------------
1/94                                                     100.00                      100.00                      100.00
1/95                                                     125.00                      101.00                      113.00
1/96                                                     176.00                      139.00                      140.00
1/97                                                     247.00                      176.00                      331.00
1/98                                                     244.00                      224.00                      336.00
1/99                                                     215.00                      296.00                      577.00

        * $100 INVESTED ON 1/31/94 IN STOCK OR INDEX-
         INCLUDING REINVESTMENT OF DIVIDENDS.
         FISCAL YEAR ENDING JANUARY 31.

                            INDEPENDENT ACCOUNTANTS

     The Board of Directors, upon the recommendation of the Audit Committee, has selected PricewaterhouseCoopers LLP to be the independent accountants for the Corporation for the fiscal year ending January 31, 2000. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                     CHANGE OF CONTROL SEVERANCE AGREEMENTS

     The Corporation has entered into Change of Control Severance Agreements (the "Agreements") with its executive officers. The Agreements provide that if a "Change of Control" (as defined in the Agreements) of the Corporation should occur, and if within two years thereafter the employment of the executive is terminated for reasons other than death, disability, retirement, or "Cause" (as defined in the Agreements), or the executive voluntarily terminates his or her employment for "Good Reason" (as defined in the Agreements), severance compensation will be payable. The amount of severance compensation would be approximately twice the executive's then current annual base salary, plus twice the largest annual bonus paid to the executive during the five-year period immediately preceding the change of control. In addition, the executive would be entitled to continued employee benefits for a period of two years from the date of termination. Also, to the extent that payments to the executive pursuant to his/her Agreement (together with any other payments or benefits, such as the accelerated vesting of stock options or restricted stock awards, received by the executive in connection with a Change in Control) would result in the triggering of the provisions of Sections 280G and 4999 of the Code, the Agreement provides for the payment of an additional amount such that the executive would receive, net of excise taxes, the amount he/she would have been entitled to receive in the absence of the excise tax provided in Section 4999 of the Code.

                              ADVANCE NOTICE BYLAW

     The Bylaws of the Corporation provide that in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose business for consideration at such meeting, notice must be given to the Secretary of the Corporation no more than 90 days nor less than 60 days prior to the first anniversary of the preceding year's annual meeting. The fact that the Corporation may not insist upon compliance with these requirements should not be construed as a waiver by the Corporation of its right to do so at any time in the future.

                             STOCKHOLDER PROPOSALS

     Under regulations adopted by the Securities and Exchange Commission, stockholder proposals must be submitted to the Secretary of the Corporation no later than January 4, 2000, in order to be considered for inclusion in the proxy materials for the annual meeting to be held in 2000. The inclusion of any such proposal will be subject to applicable rules of the Securities and Exchange Commission and the Corporation's Advance Notice Bylaw (see preceding paragraph).

                        COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and beneficial owners of more than ten percent of its equity securities to file with the Securities and Exchange Commission initial reports of their ownership and reports of changes in ownership of the Corporation's common stock and other equity securities. Officers, directors and greater-than-ten-percent beneficial owners of the Corporation's common stock are required by Securities and Exchange Commission regulation to furnish the Corporation with copies of all forms filed by them under Section 16(a) of the Securities Exchange Act of 1934.

     To the Corporation's knowledge, based solely upon the review of copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended January 31, 1999, all
Section 16(a) filing requirements applicable to its officers, directors and greater-than-ten-percent beneficial owners were complied with.

                                 OTHER MATTERS

     Management knows of no other matters which may properly be and are likely to be brought before the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their discretion.

                                            By Order of the Board of Directors

                                            ALLAN R. CAMPBELL
                                            Senior Vice President,
                                            General Counsel and Secretary
Merrimack, New Hampshire
April 27, 1999

                                                                      APPENDIX A

                              UNITRODE CORPORATION

                           1999 EQUITY INCENTIVE PLAN

1.  PURPOSES.

     (a) The purpose of the Unitrode Corporation 1999 Equity Incentive Plan (the "Plan") is to provide a means by which selected Employees and Directors of Unitrode Corporation (the "Company"), and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonqualified Stock Options, (iii) rights to purchase Restricted Stock, and (iv) Stock Appreciation Rights on such terms and conditions as the Board of Directors of the Company (the "Board") may determine.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of the Company and its Affiliates, to secure and retain the services of new Employees and Directors, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonqualified Stock Options, (ii) Rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) Stock Appreciation Rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant, and shall be in such form as required pursuant to Section 6, and a separate certificate (or certificates) will be issued for shares purchased upon exercise of each type of Option. The Committee shall also determine whether the Stock Awards issued under the Plan shall be performance-based for purposes of section 162(m) of the Internal Revenue Code of 1986, as amended.

2.  DEFINITIONS.

     (a) "Affiliate" means any subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Code" means the Internal Revenue Code of 1986, as amended.

     (d) "Committee" means two or more Non-Employee Directors, unless otherwise determined by the Board, who have been designated by the Board to act as the Committee and who also qualify as Outside Directors.

     (e) "Company" means Unitrode Corporation, a corporation organized under the laws of Maryland.

     (f) "Continuous Status as an Employee or Director" means the employment or relationship as an Employee or Director is not interrupted or terminated by the Company or any Affiliate. Either the Board or the Committee, in its sole discretion, may determine whether Continuous Status as an Employee or Director shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options and Stock Appreciation Rights appurtenant thereto, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, Affiliates or its successors.

     (g) "Director" means a member of the Board.

     (h) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

     (i) "Effective Date" means the date that the Plan is approved by the stockholders of the Company.

     (j) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (l) "Fair Market Value" means, the mean between the high and low prices of a share of the Company's Common Stock, $.01 per value per share, on the New York Stock Exchange on the day previous to the grant date (or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a trade occurred);

     (m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (n) "Independent Stock Appreciation Right" or "Independent Right" means a right granted under subsection 8(b)(iii) of the Plan.

     (o) "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

     (p) "Nonqualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (r) "Option" means a stock option granted pursuant to the Plan.

     (s) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (t) "Optionee" means an Employee or Director who holds an outstanding
Option.

     (u) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (v) "Plan" means this Unitrode Corporation 1999 Equity Incentive Plan.

     (w) "Prior Plans" means the following stock option plans of the Company:
(i) the Unitrode Corporation 1992 Employee Stock Option Plan, as amended; (ii) the BENCHMARQ Microelectronics, Inc. 1989 Stock Option Plan; (iii) the BENCHMARQ Microelectronics, Inc. 1995 Flexible Stock Option Plan; and (iv) the Unitrode Corporation Amended and Restated 1986 Non-Employee Director Option Plan.

     (x) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     (y) "Stock Appreciation Right" means any of the various types of rights which may be granted under Section 8 of the Plan.

     (z) "Stock Award" means any right granted under the Plan, including, any Option, any Stock Appreciation Right, or any right to purchase restricted stock.

     (aa) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

     (bb) "Tandem Stock Appreciation Right" or "Tandem Right" means a right granted under subsection 8(b)(i) of the Plan.

3.  ADMINISTRATION.

     (a) The Plan shall be administered by the Committee. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, at any time the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act and to eligible persons with respect to whom the Corporation does not wish to comply with Section 162(m) of the Code.

     (b) The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how Stock Awards shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonqualified Stock Option, a right to purchase Restricted Stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which Stock Awards shall be granted to each such person.

          (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration.

          The Board or the Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (3) To amend the Plan or a Stock Award as provided in Section 14.

          (4) Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company and which are not in conflict with the provisions of the Plan.

4.  SHARES SUBJECT TO THE PLAN.

     Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the number of shares of stock that may be issued pursuant to Stock Awards under the Plan shall be equal to 1,800,000 shares of the Company's Common Stock, $.01 par value per share and any shares of stock available for future awards under the Prior Plans as of the Effective Date. If any Stock Award shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased shall again become available for issuance under the Plan. Notwithstanding the foregoing, shares subject to Stock Appreciation Rights exercised in accordance with Section 8 shall not be available for subsequent issuance under the Plan.

5.  ELIGIBILITY.

     (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Other Stock Awards may be granted to Employees or Directors.

     (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

6.  OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions except as otherwise specifically provided elsewhere in the Plan:

          (a) Term.  No Option shall be exercisable after the expiration of ten
     (10) years from the date it was granted.

          (b) Price. Subject to subsection 5(b) above, the exercise price of each Incentive Stock Option and each Nonqualified Stock Option shall be set by the Committee at the time each option is granted, but shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

          (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either: (i) in cash at the time the Option is exercised, or
     (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other Common Stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Committee including delivery of a promissory note of the Optionee to the Company on terms determined by the Committee, which terms shall include a pledge of the stock so acquired.

          In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

          (d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonqualified Stock Option may be transferable to the extent specified in the Option Agreement, in which case the Option may be transferred upon such terms and conditions as are set forth in the Option Agreement, as the Committee shall determine in its sole discretion, including (without limitation) pursuant to a "domestic relations order" within the meaning of such rules, regulations or interpretation of the Securities and Exchange Commission as are applicable for purposes of Section 16 of the Exchange Act, or to family members, or to trusts or other entities maintained for the benefit of family members. Notwithstanding the foregoing, the person to whom an Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

          (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the Option may be exercised from time to time with respect to any shares then remaining subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

          (f) Securities Law Compliance. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

          (g) Individual Dollar Limitation. In the case of an Incentive Stock Option, the aggregate fair market value (determined at the time such Option is granted) of the Common Stock with respect to which an Incentive Stock Option is exercisable for the first time by an Optionee during any calendar year (whether under this Plan or another plan of the Company or any affiliate) shall not exceed $100,000 (or such other limit as may be in effect under the Code on the date of exercise).

          (h) Termination of Employment or Relationship as a Director. In the event an Optionee's Continuous Status as an Employee or Director terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option, but only within such period of time ending on the earlier of (i) the date three (3) months after termination of the Optionee's Continuous Status as an Employee or Director (or such longer or shorter period of time specified in the Option Agreement), or (ii) the expiration of the Option's term, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

          An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee or Director (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day prior to the first date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee or Director (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(g), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee or Director during which the exercise of the Option would not be in violation of such registration requirements.

          (i) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee or Director terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option, but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period of time as specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

          (j) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee or Director, the Option may be exercised by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

          (k) Withholding. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

          (l) Re-Load Options. Without in any way limiting the authority of the Committee to make or not to make grants of Options hereunder, the Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option, (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option or, in the case of a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(c)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

          Any such Re-Load Option may be an Incentive Stock Option or a Nonqualified Stock Option, as the Committee may designate at the time of the grant of the original Option, provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 6(g) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and shall be subject to such other terms and conditions as the Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of the Options.

7.  TERMS OF PURCHASES OF RESTRICTED STOCK.

     Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical. Each restricted stock purchase agreement shall include (through incorporation of provisions herein by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

          (a) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Committee shall determine and designate in such agreement.

          (b) Transferability. Except as otherwise provided elsewhere in the Plan, no rights under a restricted stock purchase agreement shall be assignable by any participant under the Plan, either voluntarily or by operation of law, except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the rights are granted only by such person. The person to whom the Stock Award is granted, may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of such person, shall thereafter be entitled to exercise the rights held by such person under the restricted stock purchase agreement.

          (c) Consideration. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or
     (iii) in any other form of legal consideration that may be acceptable to the Committee in its discretion; including delivery of a promissory note of the person to whom the stock is sold to the Company on terms determined by the Committee, which terms shall include the pledge of the stock so purchased.

          (d) Vesting. Shares of stock sold under the Plan shall be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Committee.

          (e) Termination of Employment or Relationship as a Director. In the event a Participant's Continuous Status as an Employee or Director terminates, the Company shall repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the restricted stock purchase agreement between the Company and such person.

8.  STOCK APPRECIATION RIGHTS.

     (a) The Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights to Employees or Directors of the Company or its Affiliates under the Plan. Each such right shall entitle the holder to a distribution based on the appreciation in the Fair Market Value per share of a designated amount of stock.

     (b) Two types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

          (1) Tandem Stock Appreciation Rights. Tandem Rights will be granted appurtenant to an Option and will require the holder to elect between the exercise of the underlying Option for shares of stock or the surrender, in whole or in part, of such Option for an appreciation distribution equal to the excess of (A) the Fair Market Value (on the date of Option surrender) of vested shares of stock purchasable under the surrendered Option over (B) the aggregate exercise price payable for such shares.

          (2) Independent Stock Appreciation Rights. Independent Rights may be granted independently of any Option and will entitle the holder upon exercise to an appreciation distribution equal in amount to the excess of
     (A) the aggregate Fair Market Value (at date of exercise) of a number of shares of stock equal to the number of vested share equivalents exercised at such time (as described in subsection 7(c)(iii)) over (B) the aggregate Fair Market Value of such number of shares of stock at the date of grant.

     (c) The terms and conditions applicable to each Tandem Right and Independent Right shall be as follows:

          (1) Tandem Rights

             (i) Tandem Rights may be tied to either Incentive Stock Options or Nonqualified Stock Options. Each such right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular Option to which it pertains. If Tandem Rights are granted appurtenant to an Incentive Stock Option, they shall satisfy any applicable Treasury Regulations so as not to disqualify such Option as an Incentive Stock Option under the Code.

             (ii) The appreciation distribution payable on the exercised Tandem Right shall be in cash in an amount equal to the excess of (I) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the optionee is vested over (II) the aggregate exercise price payable for such vested shares.

          (2) Independent Rights.

             (i) Independent Rights shall, except as specifically set forth below, be subject to the same terms and conditions applicable to Nonqualified Stock Options as set forth in Section 6. They shall be denominated in share equivalents.

             (ii) The appreciation distribution payable on the exercised Independent Right shall be in cash in an amount equal to the excess of
        (I) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (II) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock.

          (3) Terms Applicable to Tandem Rights and Independent Rights.

             (i) To exercise any outstanding Tandem or Independent Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the instrument evidencing such right.

             (ii) If a Tandem or Independent Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act (a "Section 16(b) Insider"), then the instrument of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor rule or regulation).

             (iii) Except as otherwise provided in this section, no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of Tandem or Independent Rights.

9.  CANCELLATION AND RE-GRANT OF OPTIONS.

     (a) The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected holders of Options and/or Stock Appreciation Rights, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than 100% of the Fair Market Value in the case of an Incentive Stock Option or, in the case of an Incentive Stock Option granted to a 10% stockholder (as described in subsection 5(c), not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date. Notwithstanding the foregoing, the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.

     (b) Shares subject to an Option or Stock Appreciation Right canceled under this Section 9 shall continue to be counted against the maximum Stock Award permitted to be granted to a person pursuant to subsection 5(c). The repricing of an Option and/or Stock Appreciation Right under this Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation Rights shall be counted against the maximum Stock Award permitted to be granted to a person pursuant to subsection 5(c). The provisions of this subsection 9(b) shall be applicable only to the extent required by Section 162(m) of the Code.

10.  COVENANTS OF THE COMPANY.

     (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards up to the number of shares of Common Stock authorized under the Plan.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock under the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock under such Stock Awards unless and until such authority is obtained.

11.  USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12.  MISCELLANEOUS.

     (a) The Committee shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     (b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

     (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Optionee, or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director of any Employee, Director or Optionee, with or without cause.

     (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars

($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

13.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to options and Stock Appreciation Rights pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

     (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, at the sole discretion of the Board and to the extent permitted by applicable law: (i) any surviving corporation or an Affiliate of such surviving corporation shall assume any Stock Awards for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving corporation and its Affiliates refuse to assume or continue such Stock Awards, or to substitute similar Stock Awards for those outstanding under the Plan, then, at the sole discretion of the Board, and with respect to Stock Awards held by persons then performing services as Employees or Directors, the time during which all such Stock Awards may be exercised shall be accelerated and the Stock Awards terminated if not exercised prior to such event.

14.  AMENDMENT OF THE PLAN AND STOCK AWARDS.

     (a) The Committee at any time, and from time to time, may amend, suspend or terminate the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company, to the extent stockholder approval is required for the Plan to satisfy the provisions of Sections 162(m) and 422 of the Code and the regulations promulgated thereunder, Rule 16b-3 under the Exchange Act or New York Stock Exchange listing requirements.

     (b) It is expressly contemplated that the Committee may amend the Plan in any respect the Committee deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (c) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

     (e) The Committee at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights and obligations under any Stock Award shall not be altered or impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on June 8, 2009. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with consent of the person to whom the Stock Award was granted.

16.  GOVERNING LAW.

     The provisions of the Plan and all Stock Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Maryland without regard to any applicable conflicts of law.

                                            Adopted by the Board of Directors on

                                            ------------------------------------

                                            Approved by the Company's
                                            Stockholders on

                                            ------------------------------------

                                                                      APPENDIX B

                              UNITRODE CORPORATION

                       1999 EMPLOYEE STOCK PURCHASE PLAN

                              ARTICLE I -- PURPOSE

1.01  PURPOSE

     The Unitrode Corporation Employee Stock Purchase Plan ("the Plan") is intended to provide a method whereby employees of Unitrode Corporation and its subsidiary corporations (hereinafter referred to, unless the context otherwise requires, as the "Company") who are residents of the United States will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under sec.423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                           ARTICLE II -- DEFINITIONS

2.01  BASE PAY

     "Base Pay" shall mean regular straight-time earnings including disability pay, but excluding payments for overtime, shift premium, bonuses and other special payments, commissions and other marketing incentive payments.

2.02.  COMMITTEE

     "Committee" shall mean the individuals described in Article XI.

2.03.  EMPLOYEE

     "Employee" means any person working for the Company in the United States who is customarily employed on a regular full-time or part-time basis by the Company and is regularly scheduled to work more than 20 hours per week. Interns, co-operative students, temporary contract service providers and consultants shall not be considered Employees for purposes of the Plan.

2.04.  SUBSIDIARY CORPORATION

     "Subsidiary Corporation" shall mean any present or future corporation which
(i) would be a "subsidiary corporation" of Unitrode Company as that term is defined in sec.424 of the Code and (ii) is designated as a participant in the Plan by the Committee.

                  ARTICLE III -- ELIGIBILITY AND PARTICIPATION

3.01.  ELIGIBILITY

     Any Employee shall be eligible to participate in the next available Offering Period under the Plan occurring after such Employee's date of hire or rehire.

3.02.  LEAVE OF ABSENCE

     For purposes of participation in the Plan, an Employee on a paid leave of absence shall be deemed to be an eligible Employee for the first 90 days of such paid leave of absence. Such Employee's eligibility to participate in the Plan and the right to exercise any option shall be deemed to have terminated at the close of business on such 90th day. Upon return from paid leave of absence, an Employee will again be eligible for participation in the Plan and may participate in the next available Offering Period occurring under the Plan following such Employee's date of return.

3.03 RESTRICTIONS ON PARTICIPATION

     Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option under the Plan:

          (a) if, immediately after the purchase of shares under the Plan, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of sec.424(d) of the Code shall apply in determining stock ownership of any employee); or

          (b) which would enable an Employee to purchase in excess of 1000 shares of the Company's common stock during any one Offering Period under the Plan.

          (c) which permits such Employee's rights to purchase stock under the Plan to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

3.04.  COMMENCEMENT OF PARTICIPATION

     An eligible Employee may become a participant by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the Company on or before the date set therefor by the Committee, which date shall be prior to the Offering Commencement Date for the Offering (as such terms are defined below). Payroll deductions for a participant shall commence on the applicable Offering Commencement Date when the participant's authorization for a payroll deduction becomes effective and shall continue in effect for the initial and all subsequent offerings unless terminated by the participant as provided in Article VIII.

                            ARTICLE IV -- OFFERINGS

4.01  OFFERINGS

     The Plan will be implemented by offerings of the Company's Common Stock (the "Offerings") beginning on the 1st day of January and the 1st day of July in each year, each Offering terminating on June 30 and December 31 of that year.

     As used in the Plan, "Offering Commencement Date" means the January 1 or July 1, as the case may be, on which the particular Offering begins and "Offering Termination Date" means the June 30 or December 31 as the case may be, on which the particular Offering terminates. The first Offering hereunder shall commence on July 1, 1999.

                        ARTICLE V -- PAYROLL DEDUCTIONS

5.01.  AMOUNT OF DEDUCTION

     At the time a participant files his authorization for post-tax payroll deduction, he shall elect to have deductions made from his pay on each payday during the time he is a participant in an Offering at the rate of 1, 2, 3, 4, 5, 6, 7, 8, 9, or 10% of his Base Pay in effect at the Offering Commencement Date of such Offering. Such rate may be changed prior to any subsequent offering in accordance with procedures established by the Committee. In the case of a part-time hourly Employee, such Employee's Base Pay during an Offering shall be determined by multiplying such Employee's hourly rate of pay in effect on the Offering Commencement Date by the number of regularly scheduled hours of work for such Employee during such Offering.

5.02.  PARTICIPANT'S ACCOUNT

     All payroll deductions made for a participant shall be credited to his account under the Plan.

5.03.  CHANGES IN PAYROLL DEDUCTIONS

     A participant may discontinue his participation in the Plan as provided in
Article VIII and can reduce contributions once during the Offering in accordance with procedures established by the Committee. No other change can be made during an Offering.

5.04.  LEAVE OF ABSENCE

     If a participant goes on a paid leave of absence, such participant shall have the right to elect: (a) to withdraw the balance in his or her account pursuant to sec.7.02, (b) to discontinue contributions to the Plan but remain a participant in the Plan, or (c) remain a participant in the Plan during such leave of absence, as outlined in Article III sec.3.02.

                        ARTICLE VI -- GRANTING OF OPTION

6.01.  NUMBER OF OPTION SHARES

     On the Commencement Date of each Offering, a participating Employee shall be deemed to have been granted an option to purchase a maximum number of shares of the stock of the Company equal to an amount determined as follows: an amount equal to (i) that percentage of the Employee's Base Pay which he has elected to have withheld (but not in any case in excess of 10%) multiplied by (ii) the Employee's Base Pay during the period of the offering (iii) divided by 85% of the market value of the stock of the Company on the applicable Offering Commencement Date. Notwithstanding the foregoing, the maximum number of shares any Employee may purchase during any Offering shall be limited to 1000 shares. The market value of the Company's stock shall be determined as provided in paragraphs (a) and (b) of sec.6.02 below. An Employee's Base Pay during the period of an offering shall be determined by multiplying his normal weekly or hourly rate of pay (as in effect on the last day prior to the Commencement Date of the particular offering) by 26 or 1040, as the case may be, provided that, in the case of a part time hourly Employee, the Employee's Base Pay during the period of an offering shall be determined by multiplying such Employee's hourly rate by the number of regularly scheduled hours of work for such Employee during such Offering.

6.02.  OPTION PRICE

     The option price of stock purchased with payroll deductions made during such annual offering for a participant therein shall be the lower of:

          (a) 85% of the closing price of the stock on the Offering Commencement Date or the nearest prior business day on which trading occurred on the New York Stock Exchange; or

          (b) 85% of the closing price of the stock on the Offering Termination Date or the nearest prior business day on which trading occurred on the New York Stock Exchange. If the Common Stock of the Company is not admitted to trading on any of the aforesaid dates for which closing prices of the stock are to be determined, then reference shall be made to the fair market value of the stock on that date, as determined on such basis as shall be established or specified for the purpose by the Committee.

                       ARTICLE VII -- EXERCISE OF OPTION

7.01  AUTOMATIC EXERCISE

     Unless a participant gives written notice to the Company as hereinafter provided, his option for the purchase of stock with payroll deductions made during any offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such offering, for the purchase of the number of full shares of stock which the accumulated payroll deductions in his account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the Employee pursuant to sec.6.01), and any excess in his account at that time will be carried over to the next offering if his participation in the plan continues.

7.02  WITHDRAWAL OF ACCOUNT

     By written notice to the Company, at any time prior to the Offering Termination Date applicable to any Offering, a participant may elect to withdraw all the accumulated payroll deductions in his account at such time.

7.03  FRACTIONAL SHARES

     Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares will be carried over to the next offering if his participation in the plan continues.

7.04  TRANSFERABILITY OF OPTION

     During a participant's lifetime, options held by such participant shall be exercisable only by that participant, or following a participant's death, only by the participant's named beneficiary or legal representative, as applicable.

7.05  DELIVERY OF STOCK

     As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant, as appropriate, the stock purchased upon exercise of his option.

                           ARTICLE VIII -- WITHDRAWAL

8.01  IN GENERAL

     As indicated in sec.7.02, a participant may withdraw payroll deductions credited to his account under the Plan at any time prior to an offering Termination Date by giving written notice to the Company. All of the participant's payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal, and no further payroll deductions with be made from his pay during such Offering. The Company may, at its option, treat any attempt to borrow by an Employee on the security of his accumulated payroll deductions as an election, under sec.3.02, to withdraw such deductions.

8.02  EFFECT ON SUBSEQUENT PARTICIPATION

     A participant's withdrawal from any Offering will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

8.03  TERMINATION OF EMPLOYMENT

     Upon termination of the participant's employment for any reason, including retirement (but excluding death while in the employ of the Company or continuation of a leave of absence for a period beyond 90 days), the payroll deductions credited to his account will be returned to him, or, in the case of his death subsequent to the termination of his employment, to the person or persons entitled thereto under sec.12.01. For purposes of this Section, salary continuation following termination of employment shall not be considered continued employment.

8.04  TERMINATION OF EMPLOYMENT DUE TO DEATH

     Upon termination of the participant's employment because of his death, his beneficiary (as defined in sec.12.01) shall have the right to elect, by written notice given to the Company prior to the earlier of the Offering Termination Date or the expiration of a period of sixty (60) days commencing with the date of the death of the participant, either: (a) to withdraw all of the payroll deductions credited to the participant's account under the Plan, or (b) to exercise the participant's option for the purchase of stock on the Offering Termination Date next following the date of the participant's death for the purchase of the number of full shares of stock which the accumulated payroll deductions in the participant's account at the date of the participant's death will purchase at the applicable option price, and any excess in such account will be returned to said beneficiary. In the event that no such written notice of election shall be duly received by the Company, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the participant's option.

8.05  LEAVE OF ABSENCE

     A participant on leave of absence shall, subject to the election made by such participant pursuant to sec.5.04, continue to be a participant in the Plan so long as such participant is on continuous leave of absence. A participant who has been on leave of absence for more than 90 days and who therefore is not an employee for the purpose of the Plan shall not be entitled to participate in any offering commencing after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan unless a participant on leave of absence returns to regular full time or part time employment with the Company at the earlier of:
(a) the termination of such leave of absence or (b) three months from the 90th day of such leave of absence, such participant's participation in the plan shall terminate on whichever of such dates first occurs.

                             ARTICLE IX -- INTEREST

9.01  NO PAYMENT OF INTEREST

     No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant Employee.

                               ARTICLE X -- STOCK

10.01  MAXIMUM SHARES

     The maximum number of shares which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in sec.12.04 shall be 200,000 shares. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with
Article VI exceeds the maximum number of shares then available for issuance under the Plan, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to him as promptly as possible or shall be carried over to the next offering for those participants continuing participation herein.

10.02  PARTICIPANT'S INTEREST IN OPTION STOCK

     The participant will have no interest in stock covered by his option until such option has been exercised.

10.03  REGISTRATION OF STOCK

     Stock to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs by written notice to the Secretary of the Company prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

10.04  RESTRICTIONS ON EXERCISE

     The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange, and that a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective.

                          ARTICLE XI -- ADMINISTRATION

11.01  APPOINTMENT OF ADMINISTRATOR

     The Executive Compensation Committee of the Board of Directors of the Company (the "Committee") shall administer the Plan. No member of the Committee shall be eligible to purchase stock under the Plan.

11.02  AUTHORITY OF COMMITTEE

     Subject to the express provisions of the Plan, the Committee shall have complete authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

11.03  RULES GOVERNING THE ADMINISTRATION OF THE COMMITTEE

     All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable.

                          ARTICLE XII -- MISCELLANEOUS

12.01  DESIGNATION OF BENEFICIARY

     A participant may file a written designation of a beneficiary who is to receive any stock and/or cash. Such designation of beneficiary may be changed by the participant at any time by written notice to the Company. Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such stock and /or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior to the death of the participant by whom he has been designated, acquire any interest in the stock or cash credited to the participant under the Plan.

12.02  TRANSFERABILITY

     Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of any option or the right to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with sec.7.02.

12.03  USE OF FUNDS

     All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

12.04  ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     If, while any options are outstanding, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/ or kind of shares which may be offered in the Offerings described in Article IV hereof shall also be proportionately adjusted.

     Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property of stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with transactions as the Board shall deem necessary to assure that provisions of this sec.12.04 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holders of such option might thereafter be entitled to receive.

12.05  AMENDMENT AND TERMINATION

     The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Corporation (i) increase the maximum number of shares which may be issued under the Plan (except pursuant to sec.12.04); (ii) amend the requirements as to the class of employees eligible to purchase stock under the Plan or permit the members of the Committee to purchase stock under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an employee then having an option under the Plan to purchase stock, adversely affect the rights of such employee under such option.

12.06  EFFECTIVE DATE

     The Plan shall become effective as of June 7, 1999 subject to approval by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the shareholders held on or before June 7, 1999 or at any postponement or adjournment thereof. If the Plan is not so approved, the Plan shall not become effective.

12.07  NO EMPLOYMENT RIGHTS

     The Plan does not, directly or indirectly, create any right for the benefit of any Employee or class of Employees to purchase any shares under the Plan, or create in any Employee or class of Employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an Employee's employment at any time.

12.08  EFFECT OF PLAN

     The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

12.09  GOVERNING LAW

     The law of the State of Maryland will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

                                            Adopted by the Board of Directors on

                                            ------------------------------------

                                            Approved by the Company's
                                            Stockholders on

                                            ------------------------------------

                                                                      0936-PS-99

---------------------------------------------------------------     ---------------------------------------------------------------
            PROXY AUTHORIZATION BY TELEPHONE                                       PROXY AUTHORIZATION BY INTERNET
---------------------------------------------------------------     ---------------------------------------------------------------
It's fast, convenient, and immediate!                               It's fast, convenient, and the proxy authorization/instructions
Call Toll-Free on a Touch-Tone Phone                                are immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).

---------------------------------------------------------------     ---------------------------------------------------------------
Follow these four easy steps:                                       Follow these four easy steps:

1.  Read the accompanying Proxy Statement and Proxy Card.           1.  Read the accompanying Proxy Statement and Proxy Card.

2.  Call the toll-free number                                       2.  Go to the Website
    1-877-PRX-VOTE (1-877-779-8683). For shareholders                   http://www.eproxyvote.com/utr
    residing outside the United States call collect
    on a touch-tone phone 1-201-536-8073.                           3.  Enter your 14-digit Voter Control Number located on
                                                                        your Proxy Card above your name.
3.  Enter your 14-digit Voter Control Number located on
    your Proxy Card above your name.                                4.  Follow the instructions provided.

4.  Follow the recorded instructions.
---------------------------------------------------------------     ---------------------------------------------------------------
YOUR VOTE IS IMPORTANT!                                             YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                                        Go to http://www.eproxyvote.com/utr anytime!

                    DO NOT RETURN YOUR PROXY CARD IF YOU ARE AUTHORIZING YOUR PROXIES BY TELEPHONE OR INTERNET


UTR05A                                                        DETACH HERE
-----------------------------------------------------------------------------------------------------------------------------------
[x] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED BELOW.

1.  To elect (01) Louis E. Lataif and (02) James T. Vanderslice                                              FOR  AGAINST  ABSTAIN
    as directors for three-year terms, (03) Alan R. Schuele as      2.  To approve the Unitrode Corporation  [ ]    [ ]      [ ]
    a director for a two-year term and (04) Dietrich R. Erdmann         1999 Equity Incentive Plan.
    as a director for a one-year term.
                         FOR          WITHHOLD                      3.  To approve the Unitrode Corporation  [ ]    [ ]      [ ]
                         [ ]            [ ]                             1999 Employee Stock Purchase Plan.

    [ ]____________________________________________
       For all nominees except as noted above.
                                                                    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT            [ ]

                                                                    Please sign exactly as your name or names appear hereon. If shares are held jointly, each holder should sign. When signing in a fiduciary or representative capacity, please give full title. If the proxy is authorized by a corporation, it should be executed in the full corporate name by a duly authorized
                                                                    officer. If a partnership, please sign in the partnership name by an authorized person.

                                                                    PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY
                                                                    IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE
                                                                    ANNUAL MEETING ON JUNE 7, 1999. IF YOU ATTEND THE ANNUAL
                                                                    MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE
                                                                    PREVIOUSLY RETURNED YOUR PROXY.

Signature: _________________________________ Date: ___________      Signature: _________________________________ Date: ____________



UTR05B                             DETACH HERE
--------------------------------------------------------------------------------

                                    PROXY

                             UNITRODE CORPORATION

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                               ON JUNE 7, 1999



   The undersigned stockholder of Unitrode Corporation, a Maryland Corporation (the "Company"), hereby appoints Robert J. Richardson and Allan R. Campbell, or either of them, proxies for the undersigned with full power of substitution and resubstitution, in each of them, to attend the Annual Meeting of the Stockholders of the Company to be held on Monday, June 7, 1999, at 11:00 a.m., local time, at the Executive Leadership Center, Boston University School of Management, 595 Commonwealth Avenue, Boston, Massachusetts, and any postponement or adjournment thereof to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all the powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

   The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" each of the nominees for director and "for" each of the other proposals as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

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  SEE REVERSE                                                       SEE REVERSE
     SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SIDE
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